EXHIBIT 10.1

APPLICATION DEVELOPMENT AGREEMENT

This Mobile Application Development Agreement (the “Agreement”) is entered into as of June 3, 2017, by and between Rivex Technology Corp., (the “Developer”), and Capital Point Alliance, LLP (the “Company,” and together with the Developer, the “Parties”).

RECITALS

WHEREAS, the Developer is engaged in the business of developing and designing mobile application solutions; and

WHEREAS, the Company wishes to engage the Developer as an independent contractor for the Company for the purpose of designing and developing the Company’s mobile ordering system (the “Application”) on the terms and conditions set forth below; and

WHEREAS, the Developer wishes to develop the Application and agrees to do so under the terms and conditions of this Agreement; and

WHEREAS, each Party is duly authorized and capable of entering into this Agreement.

NOW THEREFORE, in consideration of the above recitals and the mutual promises and benefits contained herein, the Parties hereby agree as follows:

1.                  PURPOSE.

The Company hereby appoints and engages the Developer, and the Developer hereby accepts this appointment, to perform the services described in Exhibit A attached hereto and made a part hereof, in connection with the design and development of the Application (collectively, the “Services”).

2.                  COMPENSATION.

The total compensation for the development of the Mobile Application shall be as set forth in Exhibit A hereto. These payments shall be made in installments according to the schedule set forth in Exhibit A hereto.

3.                  TERM.

This Agreement shall become effective on June 3, 2017 and, unless otherwise terminated in accordance with the provisions of Section 4 of this Agreement, will continue until the Services have been satisfactorily completed and the Developer has been paid in full for such Services (the “Term”).

4.                  TERMINATION.

(a)                Types of Termination. This Agreement may be terminated:

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By either Party on provision of seven (7) days written notice to the other Party.

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By either Party for a material breach of any provision of this Agreement by the other Party, if the other Party’s material breach is not cured within three (3) days of receipt of written notice thereof. This shall include any delays to the timeline specified in Exhibit A .

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By the Company at any time and without prior notice, if the Developer is convicted of any crime or offense, fails or refuses to comply with the written policies or reasonable directives of the Company, or is guilty of serious misconduct in connection with performance under this Agreement.

(b)               Responsibilities after Termination. Following the termination of this Agreement for any reason, the Company shall promptly pay the Developer according to the terms of Exhibit A for Services rendered before the effective date of the termination (the “Termination Date”). The Developer acknowledges and agrees that no other compensation, of any nature or type, shall be payable hereunder following the termination of this Agreement. All intellectual property developed pursuant to this Agreement before the Termination Date shall be delivered to the Company within one day of the Termination Date.

5.                  RESPONSIBILITIES.

(a)                Of the Developer. The Developer agrees to do each of the following:

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Create the Application System as detailed in Exhibit A to this Agreement, and extend its best efforts to ensure that the design and functionality of the Application System meets the Company’s specifications.

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Devote as much productive time, energy, and ability to the performance of its duties hereunder as may be necessary to provide the required Services in a timely and productive manner and to the timeframe specified in Exhibit A.

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Perform the Services in a workmanlike manner and with professional diligence and skill, as a fully-trained, skilled, competent, and experienced personnel.

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On completion of the Application System, assist the Company in installation of the Application System to its final location, which assistance will include helping the Company with its upload of the finished files to the Company’s selected Web-hosting company and submitting for approval on the Apple Store.

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Provide all files and code to the Company.

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Provide Services and an Application System that are satisfactory and acceptable to the Company and substantially free of defects.

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Communicate with the Company regarding progress it has made in performing the Services upon an agreeable time each week.

(b)               Of the Company. The Company agrees to do each of the following:

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Engage the Developer as the creator of its Application System as further detailed in Exhibit A to this Agreement.

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Provide all assistance and cooperation to the Developer in order to complete the Application System timely and efficiently.

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Provide initial information, and supply all content for the Application System.

6.                  SUPPORT PERIOD.

The Developer agrees to provide continued support for the Application System for 90 days after the application is successfully approved on the Apple Store and Google Play Store (the “Support Period”). The Support Period shall refer to any bugs or issues, and not to create new functionality for the Application System. This support will be provided to the Company at no additional cost.

7.                  CONFIDENTIAL INFORMATION.

The Developer agrees, during the Term and thereafter, to hold in strictest confidence, and not to use, except for the benefit of the Company, or to disclose to any person, firm, or corporation without the prior written authorization of the Company, any Confidential Information of the Company. “Confidential Information” means any of the Company’s proprietary information, technical data, trade secrets, or know-how, including, but not limited to, business plans, research, product plans, products, services, customer lists, markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, or other business information disclosed to the Developer by the Company either directly or indirectly.

8.                  PARTIES’ REPRESENTATIONS AND WARRANTIES.

(a)                The Parties each represent and warrant as follows:

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Each Party has full power, authority, and right to perform its obligations under the Agreement.

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This Agreement is a legal, valid, and binding obligation of each Party, enforceable against it in accordance with its terms (except as may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditors’ rights generally and equitable remedies).

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Entering into this Agreement will not violate the charter or bylaws of either Party or any material contract to which that Party is also a party.

(b)               The Developer hereby represents and warrants as follows:

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The Developer has the right to control and direct the means, details, manner, and method by which the Services required by this Agreement will be performed.

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The Developer has the experience and ability to perform the Services required by this Agreement.

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The Developer has the right to perform the Services required by this Agreement at any place or location, and at such times as the Developer shall determine.

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The Services shall be performed in accordance with and shall not violate any applicable laws, rules, or regulations, and the Developer shall obtain all permits or permissions required to comply with such laws, rules, or regulations.

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The Services required by this Agreement shall be performed by the Developer, and the Company shall not be required to hire, supervise, or pay any assistants to help the Developer perform such services.

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The Developer is responsible for paying all ordinary and necessary expenses of itself or its staff.

(c)                The Company hereby represents and warrants as follows:

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The Company will make timely payments of amounts earned by the Developer under this Agreement and as detailed in Exhibit A hereto.

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The Company shall notify the Developer of any changes to its procedures affecting the Developer’s obligations under this Agreement at least three days prior to implementing such changes.

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The Company shall provide such other assistance to the Developer as it deems reasonable and appropriate.

9.              NATURE OF RELATIONSHIP.

(a)                Independent Contractor Status. The Developer agrees to perform the Services hereunder solely as an independent contractor. The Parties agree that nothing in this Agreement shall be construed as creating a joint venture, partnership, franchise, agency, employer/employee, or similar relationship between the Parties, or as authorizing either Party to act as the agent of the other. The Developer is and will remain an independent contractor in its relationship to the Company. The Company shall not be responsible for withholding taxes with respect to the Developer’s compensation hereunder. The Developer shall have no claim against the Company hereunder or otherwise for vacation pay, sick leave, retirement benefits, social security, worker’s compensation, health or disability benefits, unemployment insurance benefits, or employee benefits of any kind. Nothing in this Agreement shall create any obligation between either Party and a third party.

(b)               Indemnification of Company by Developer. The Company has entered into this Agreement in reliance on information provided by the Developer, including the Developer’s express representation that it is an independent contractor and in compliance with all applicable laws related to work as an independent contractor. If any regulatory body or court of competent jurisdiction finds that the Developer is not an independent contractor and/or is not in compliance with applicable laws related to work as an independent contractor, based on the Developer’s own actions, the Developer shall assume full responsibility and liability for all taxes, assessments, and penalties imposed against the Developer and/or the Company resulting from such contrary interpretation, including but not limited to taxes, assessments, and penalties that would have been deducted from the Developer’s earnings had the Developer been on the Company’s payroll and employed as an employee of the Company.

10.              NO CONFLICT OF INTEREST; OTHER ACTIVITIES.

The Developer hereby warrants to the Company that, to the best of its knowledge, it is not currently obliged under any existing contract or other duty that conflicts with or is inconsistent with this Agreement. During the Term, the Developer is free to engage in other development activities; provided, however, the Developer shall not accept work, enter into contracts, or accept obligations inconsistent or incompatible with the Developer’s obligations or the scope of Services to be rendered for the Company pursuant to this Agreement.

11.              RETURN OF PROPERTY.

Within three (3) days of the termination of this Agreement, whether by expiration or otherwise, the Developer agrees to return to the Company all Company products, samples, models, or other property and all documents, retaining no copies or notes, relating to the Company’s business including, but not limited to, reports, abstracts, lists, correspondence, information, computer files, computer disks, and all other materials and all copies of such material obtained by the Developer during and in connection with its representation of the Company. All files, records, documents, blueprints, specifications, information, letters, notes, media lists, original artwork/creative, notebooks, and similar items relating to the Company’s business, whether prepared by the Developer or otherwise coming into its possession, shall remain the Company’s exclusive property.

12.              INDEMNIFICATION.

(a)                Of Company by Developer. The Developer shall indemnify and hold harmless the Company and its officers, members, managers, employees, agents, contractors, sublicensees, affiliates, subsidiaries, successors and assigns from and against any and all damages, liabilities, costs, expenses, claims, and/or judgments, including, without limitation, reasonable attorneys’ fees and disbursements (collectively, the “Claims”) that any of them may suffer from or incur and that arise or result primarily from (i) any gross negligence or willful misconduct of the Developer arising from or connected with the Developer’s carrying out of its duties under this Agreement, or (ii) the Developer’s breach of any of its obligations, agreements, or duties under this Agreement.

(b)               Of Developer by Company. The Company shall indemnify and hold harmless the Developer from and against all Claims that it may suffer from or incur and that arise or result primarily from (i) the Company’s operation of its business, (ii) the Company’s breach or alleged breach of, or its failure or alleged failure to perform under, any agreement to which it is a party, or (iii) the Company’s breach of any of its obligations, agreements, or duties under this Agreement; provided, however, none of the foregoing result from or arise out of the actions or inactions of the Developer.

13.              INTELLECTUAL PROPERTY.

Continuing Ownership of Existing Trademarks. The Developer recognizes the Company’s right, title, and interest in and to all service marks, trademarks, and trade names used by the Company and agrees not to engage in any activities or commit any acts, directly or indirectly, that may contest, dispute, or otherwise impair the Company’s right, title, and interest therein, nor shall the Developer cause diminishment of value of said trademarks or trade names through any act or representation. The Developer shall not apply for, acquire, or claim any right, title, or interest in or to any such service marks, trademarks, or trade names, or others that may be confusingly similar to any of them, through advertising or otherwise. Effective as of the termination of this Agreement, the Developer shall cease to use all of the Company’s trademarks, marks, and trade names.

14.              AMENDMENTS.

No amendment, change, or modification of this Agreement shall be valid unless in writing and signed by both Parties.

15.              FORCE MAJEURE.

A Party shall be not be considered in breach of or in default under this Agreement on account of, and shall not be liable to the other Party for, any delay or failure to perform its obligations hereunder by reason of fire, earthquake, flood, explosion, strike, riot, war, terrorism, or similar event beyond that Party’s reasonable control (each a “Force Majeure Event”); provided, however, if a Force Majeure Event occurs, the affected Party shall, as soon as practicable:

(a)                notify the other Party of the Force Majeure Event and its impact on performance under this Agreement; and

(b)               use reasonable efforts to resolve any issues resulting from the Force Majeure Event and perform its obligations hereunder.

16.              GOVERNING LAW.

This Agreement shall be governed by the laws of the state of Nevada. In the event that litigation results from or arises out of this Agreement or the performance thereof, the Parties agree to reimburse the prevailing Party’s reasonable attorneys’ fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing Party may be entitled.

17.              COUNTERPARTS/ELECTRONIC SIGNATURES.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.  For purposes of this Agreement, use of a facsimile, e-mail, or other electronic medium shall have the same force and effect as an original signature.

18.              ENTIRE AGREEMENT.

This Agreement, constitutes the final, complete, and exclusive statement of the agreement of the Parties with respect to the subject matter hereof, and supersedes any and all other prior and contemporaneous agreements and understandings, both written and oral, between the Parties.

EXHIBIT A

A.     PURPOSE OF APPLICATION SYSTEM.

The Company request the Developer to create Megapolis Nightlife Application System. The Application System will be comprised of three parts – i) web services and database, ii) iPhone Application, and iii) Android Application. The Company shall provide the web service and database, and Developer will be responsible for the iPhone Application and the Android Application.

B.     CONTENT.

All content shall be provided to the Developer by the Company in the formats specified below:

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All text shall be provided in ASCII, RTF, PageMaker, WordPerfect, Word, PDF, or HTML

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All graphics shall be provided in TIFF, GIF, JPEG, or PMP formats

C.    SPECIFICATIONS.

The Parties hereby agree on the following specifications for the Application (collectively, the “Specifications”):

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The graphics used in the Application shall be in JPEG

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The Developer shall develop the Application to project the highest professional image. The Developer shall not include any links to other sites without the Company’s prior written consent

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The Application shall not include any of the Developer’s tools, either in object code and source code form, that the Developer has already developed or that the Developer independently develops or licenses from a third party

D.     Platform Requirements.

The Application provided by the Developer to the Company shall be compatible with the Apple and Android platforms.

E.      COMPLETION SCHEDULE.

The Developer shall complete the Work by December 31, 2017 (“Delivery Date”). This Agreement can be prolonged on bilateral agreement.

F.     PAYMENT SCHEDULE.

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The Company agrees to pay US$ 8,000 as a retainer to develop mobile application.

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The Company agrees to pay US$ 10,000 balance payment after the completion of development of mobile application including development and testing.

By signing below, the Parties agree to comply with all of the requirements contained in this Exhibit A.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY By: /S/ Ivan Zakharov Name: Ivan Zakharov	DEVELOPER By: /S/ Adrian Dario Rivera Tchernikov Name: Adrian Dario Rivera Tchernikov